BANK BORROWINGS	12 Months Ended
Dec. 31, 2024
Debt Disclosure [Abstract]
BANK BORROWINGS

NOTE－7 BANK BORROWINGS

Bank borrowings consisted of the following:

	Term of repayments	Annual interest rate	As of December 31,
			2024	2023
			$’000	$’000

Term loans	2 to 10 years	2.00%-3.75%	3,019	2,139
Trust receipts	Within 12 months	1.65%-7.25%	16,172	13,953
Revolving loan	Within 12 months	2.50%	664	685

			19,855	16,777

Representing
Within 12 months			17,968	15,786
Over 1 year			1,887	991

			19,855	16,777

As of December 31, 2024 and 2023, bank borrowings were obtained from several financial institutions in Singapore, which bear annual interest at a fixed rate from approximately 1.65% to 7.25% and are repayable in 1 months to 10 years.

Interest related to the bank borrowings was approximately $1.3 million and approximately $1.0 million and for the financial years ended December 31, 2024 and 2023, respectively.

The Company’s bank borrowings are guaranteed under personal guarantees from CE Neo, Jimmy Neo, Edward Neo and CK Neo and a corporate guarantee from Soon Aik Global Pte Ltd and the property under Soon Aik Global Pte Ltd at 48 Toh Guan Road East #01-101 Singapore 608586.

The Group’s subsidiaries had not met certain bank’ financial covenants as set out in the loan agreement. The outstanding loan balances under their banking facilities has been classified as current liabilities in the accompanying consolidated balance sheet. The Board of Directors is of the opinion that the banks will continue to support the Group’s subsidiaries notwithstanding that the breach of bank loan covenants clauses which are technical in nature, as there are no bank loan repayment defaults by the Group’s subsidiaries for the respective outstanding loan balances of the banks till the date of this report. The banks had not requested early repayment of the bank loan as at the date of these financial statements were approved by the Board of Directors.